VALIC COMPANY I

Supplement to the Statement of Additional Information dated October 1, 2011

In the section titled “OPERATING POLICIES” on page 5, the disclosure in the sixth paragraph is corrected by deleting the title “Asset Backed Securities” and replacing it with “Diversification.”

Effective November 14, 2011, in the section titled “INVESTMENT PRACTICES” under “Real Estate Securities and Real Estate Investment Trusts (REITs)” on page 32 is amended to reflect that the Large Cap Core Fund may invest in real estate securities and in REITs. Additionally, “APPENDIX B” is amended to reflect the ability of the Large Cap Core Fund to invest in the securities noted herein.

In the section titled “INVESTMENT ADVISER” on page 37, the second sentence of the first paragraph is deleted and replaced with the following:

‘“Under the Advisory Agreement, each Fund pays VALIC an annual fee, payable monthly, based on its average monthly net asset value.”

Additionally, the disclosure is updated by deleting the last sentence of the fifth paragraph and by deleting the sentence before the investment advisory fee rates chart with the following:

“VC I pays VALIC a monthly fee calculated daily at the following annual percentages of each Fund’s assets.”

Date: January 17, 2012